Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stanley, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended December 26, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Philip O. Nolan, Chairman, President and Chief Executive Officer of the Company, and Brian J. Clark, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)             The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ PHILIP O. NOLAN
Philip O. Nolan
Chairman, President and Chief Executive Officer
(Principal Executive Officer)
January 29, 2009

/s/ BRIAN J. CLARK
Brian J. Clark
Executive Vice President, Chief Financial Officer and
Treasurer
(Principal Financial Officer)
January 29, 2009